CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Invesco Exchange-Traded Fund Trust of our reports dated June 29, 2020, relating to the financial statements and financial highlights, which appear in each Fund’s (as listed in Appendix A) Annual Report on Form N-CSR for the year ended April 30, 2020. We also consent to the references to us under the headings “Fund Service Providers”, “Financial Highlights”, “Statement of Additional Information” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

August 27, 2020

Appendix A

Fund Name

INVESCO S&P 500 GARP ETF
INVESCO S&P 500 VALUE WITH MOMENTUM ETF
INVESCO DYNAMIC MARKET ETF
INVESCO GOLDEN DRAGON CHINA ETF
INVESCO HIGH YIELD EQUITY DIVIDEND ACHIEVERS ETF
INVESCO WILDERHILL CLEAN ENERGY ETF
INVESCO DYNAMIC LARGE CAP GROWTH ETF
INVESCO DYNAMIC LARGE CAP VALUE ETF
INVESCO S&P MIDCAP MOMENTUM ETF
INVESCO S&P MIDCAP VALUE WITH MOMENTUM ETF
INVESCO S&P SMALLCAP MOMENTUM ETF
INVESCO S&P SMALLCAP VALUE WITH MOMENTUM ETF
INVESCO DYNAMIC BIOTECHNOLOGY & GENOME ETF
INVESCO DYNAMIC FOOD & BEVERAGE ETF
INVESCO DYNAMIC LEISURE AND ENTERTAINMENT ETF
INVESCO DYNAMIC MEDIA ETF
INVESCO DYNAMIC NETWORKING ETF
INVESCO DYNAMIC PHARMACEUTICALS ETF
INVESCO DYNAMIC SEMICONDUCTORS ETF
INVESCO DYNAMIC SOFTWARE ETF
INVESCO INTERNATIONAL DIVIDEND ACHIEVERS ETF
INVESCO DIVIDEND ACHIEVERS ETF
INVESCO DYNAMIC OIL & GAS SERVICES ETF
INVESCO DYNAMIC BUILDING & CONSTRUCTION ETF
INVESCO DWA UTILITIES MOMENTUM ETF
INVESCO DYNAMIC ENERGY EXPLORATION & PRODUCTION ETF
INVESCO AEROSPACE & DEFENSE ETF
INVESCO S&P 500 QUALITY ETF
INVESCO WATER RESOURCES ETF
INVESCO FTSE RAFI US 1000 ETF
INVESCO FTSE RAFI US 1500 SMALL-MID ETF
INVESCO S&P 100 EQUAL WEIGHT ETF
INVESCO S&P MIDCAP QUALITY ETF
INVESCO DWA BASIC MATERIALS MOMENTUM ETF
INVESCO DWA CONSUMER CYCLICALS MOMENTUM ETF
INVESCO DWA CONSUMER STAPLES MOMENTUM ETF
INVESCO DWA ENERGY MOMENTUM ETF
INVESCO DWA FINANCIAL MOMENTUM ETF
INVESCO DWA INDUSTRIALS MOMENTUM ETF
INVESCO DWA HEALTHCARE MOMENTUM ETF
INVESCO DWA TECHNOLOGY MOMENTUM ETF
INVESCO NASDAQ INTERNET ETF
INVESCO GLOBAL LISTED PRIVATE EQUITY ETF
INVESCO FINANCIAL PREFERRED ETF
INVESCO CLEANTECH ETF
INVESCO BUYBACK ACHIEVERS ETF
INVESCO DWA MOMENTUM ETF

INVESCO S&P 500 BUYWRITE ETF
INVESCO S&P 500 EQUAL WEIGHT COMMUNICATION SERVICES ETF
INVESCO RAYMOND JAMES SB-1 EQUITY ETF
INVESCO ZACKS MULTI-ASSET INCOME ETF
INVESCO S&P SPIN-OFF ETF
INVESCO ZACKS MID-CAP ETF
INVESCO DOW JONES INDUSTRIAL AVERAGE DIVIDEND ETF
INVESCO S&P 500 EQUAL WEIGHT REAL ESTATE ETF
INVESCO S&P 500 TOP 50 ETF
INVESCO S&P 500 EQUAL WEIGHT ETF
INVESCO S&P 500 PURE VALUE ETF
INVESCO S&P 500 PURE GROWTH ETF
INVESCO S&P MIDCAP 400 PURE VALUE ETF
INVESCO S&P MIDCAP 400 PURE GROWTH ETF
INVESCO S&P SMALLCAP 600 PURE VALUE ETF
INVESCO S&P SMALLCAP 600 PURE GROWTH ETF
INVESCO S&P 500 EQUAL WEIGHT MATERIALS ETF
INVESCO S&P 500 EQUAL WEIGHT INDUSTRIALS ETF
INVESCO S&P 500 EQUAL WEIGHT TECHNOLOGY ETF
INVESCO S&P 500 EQUAL WEIGHT HEALTH CARE ETF
INVESCO S&P 500 EQUAL WEIGHT CONSUMER STAPLES ETF
INVESCO S&P 500 EQUAL WEIGHT CONSUMER DISCRETIONARY ETF
INVESCO S&P 500 EQUAL WEIGHT ENERGY ETF
INVESCO S&P 500 EQUAL WEIGHT FINANCIALS ETF
INVESCO S&P 500 EQUAL WEIGHT UTILITIES ETF
INVESCO S&P SMALLCAP 600 EQUAL WEIGHT ETF
INVESCO S&P MIDCAP 400 EQUAL WEIGHT ETF